IRA Ideal!

                                    Defined
                                  Asset Funds

The Select
S&P Industrial
Portfolio
1998 Series

For Dividends . . .
For Capital Appreciation . . .
For Total Return . . .

                                                       [ML logo] Merrill Lynch

      If your goal is total return,
choosing appropriate stocks
can be challenging.

Defined Asset Funds[SM] can help.

The Portfolio

The Defined Asset Funds[SM] Select S&P Industrial Portfolio is a sensible and straightforward approach for seeking total return. The Portfolio follows a contrarian strategy by selecting 15 stocks from the S&P Industrial Index(*) that have high dividend yields. These stocks are selected to provide a combination of value, capital appreciation potential and current dividend income.

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in leading companies in the S&P Industrial Index that may be currently out of favor. We do this by employing a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, and remove any stocks that are in the Dow Jones Industrial Average(*) (DJIA).

2. Quality Screen: Only stocks that are ranked A+ or A by Standard & Poor's are included.

3. Market Capitalization: The remaining stocks are ranked by their market capitalizations from highest to lowest, and the lowest 25% are eliminated.

4. Highest Dividend Yield: The remaining stocks are ranked according to dividend yield. The 15 highest-yielding stocks are selected for the Portfolio.

The Defined Asset Funds Select Strategy

Like each Portfolio in the Defined Asset Funds Select Series, the Select S&P Industrial Portfolio employs a "buy and hold" style of investing for a set period of time, following a disciplined investment strategy--in this case, one year. Each year, the screening process is reapplied and a new Portfolio is selected. You can reinvest in the new Portfolio, if available, or you can redeem your investment. The research is done for you. There are no buy or sell decisions to make. It's that straightforward.

Although the Select S&P Industrial Portfolio is a one-year investment, we recommend staying with the Strategy for at least three to five years.

Hypothetical Results

We analyzed the hypothetical returns of $10,000 invested over the last 25 years in the Strategy (not any Portfolio) compared to the DJIA, the S&P 500 Index(*) and the S&P Industrial Index. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 10, the S&P 500 Index in 10, and the S& P Industrial Index in 8 of these years.

Hypothetical Past Performance of the Strategy (not any Portfolio)
Growth of $10,000 invested in 1973 through 12/31/97

[A mountain chart compares the cumulative annual performance from 1973 through 12/31/97 of the Strategy [1] (ochre), the Dow Jones Industrial Average (DJIA) (pink), the S&P 500 Index (blue) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1973 through 12/31/97. The vertical (Y) axis reflects the dollar amount value for each index from 1973 through 12/31/97. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($420,296 ), the ending value of the DJIA ($212,619 ), the ending value of the S&P 500 Index ($205,563) and the ending value of the S&P Industrial Index ($196,165).]

There can be no assurance that any Portfolio will outperform these indices. Returns shown represent price changes plus dividends distributed (reinvested at each year end in chart and averages) and do not reflect commissions or taxes. Portfolio performance will differ from the Strategy performance because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.

* "Standard & Poor's," "S&P" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Incorporated.

(1) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Annual Total Returns

Year         Strategy(1)      DJIA         S&P 500         S&P
                                            Index       Industrial
                                                          Index

1973          -19.64%        -13.12%       -14.66%       -14.61%

1974           -5.14         -23.14        -26.47        -26.54

1975           40.21          44.40         36.92         36.78

1976           30.55          22.72         23.53         22.59

1977           -6.32         -12.71         -7.19         -8.20

1978            6.06           2.69          6.39          7.50

1979           26.20          10.52         18.02         18.40

1980           18.06          21.41         31.50         32.98

1981            7.66          -3.40         -4.83         -6.69

1982           25.61          25.79         20.26         20.14

1983           24.47          25.68         22.27         22.79

1984           12.24           1.06          5.95          4.09

1985           29.66          32.78         31.43         30.08

1986           28.46          26.91         18.37         18.54

1987            2.55           6.02          5.67          9.13

1988           41.58          15.95         16.58         15.80

1989           35.01          31.71         31.11         29.30

1990            1.02          -0.57         -3.20         -0.84

1991           26.75          23.93         30.51         30.39

1992           11.38           7.34          7.67          5.63

1993            2.31          16.72          9.97          8.90

1994           11.30           4.95          1.30          3.75

1995           36.27          36.48         37.10         34.26

1996           12.12          28.57         22.69         22.70

1997           32.95          24.78         33.10         30.80

Average        16.13%         13.01%        12.85%        12.64%


A History of
Tracking Quality:
Standard & Poor's
Ranking System

For decades, the Standard & Poor's Earnings and Dividend Rankings have been helping investors and financial professionals to assess a stock's history of quality.

The Ranking System primarily reflects Standard & Poor's appraisal of a stock's past growth and stability of earnings and dividends. These Rankings should not be confused with Ratings, which are published separately by Standard & Poor's and pertain to perceived credit worthiness of a company's bonds and other debt.

Standard & Poor's determines the relative quality of stocks using a computerized ranking system, based on per-share earnings and dividends records for the most recent ten years. Standard & Poor's also looks at a company's products, industry position, corporate resources and financial policy. It then assigns a symbol to each stock, which ranges from A+ for the most highly esteemed stocks and D for those stocks which Standard & Poor's considers to be the most speculative.

About Standard & Poor's

STANDARD & POOR'S is a leading financial information, analysis and investment research company. Since 1860, it has provided investors and financial institutions with financial research and market data. Its most notable benchmark, the S&P 500 Stock Composite Index, features utility, financial, transportation and industrial stocks. The S&P Industrial Index, a sub-set of the S&P 500, includes only industrial stocks.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

First-time investors pay a sales charge of approximately 1% when they buy. Deferring sales charges keeps more of your money invested. All investors pay a deferred sales charge of 1.75% per 1,000 units, deducted in each of the last ten months of the Portfolio ($17.50 total).

                                           Amount Per         As a % of
                                           1,000 Units          Public
                                                            Offering Price
Initial Sales Charge                         $10.00             1.00%
Deferred Sales Charge                        $17.50             1.75%
                                         ==================================
Maximum Sales Charge                         $27.50             2.75%
Estimated Annual Operating Expenses
(based on $1,000 offering price)              $2.50             0.25%


If you sell before termination, the remaining deferred sales charges are deducted, along with the estimated cost of selling Portfolio stocks. If you roll over into a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred fee and operating expenses for that Portfolio.

Defining Your Risks

The Select S&P Industrial Portfolio is designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of the investment will fluctuate with the value of the underlying stocks and the price when you sell your units may be more or less than their cost. Equity markets have been at historically high levels, and no assurance can be given that these levels will continue. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. However, on rollovers to future series (if available), investors will defer recognition of gains and losses on stocks that are contributed in kind to the new series (and may be eligible for a 20% maximum federal tax rate on gains from stocks that are sold).

Select Now!

You can get started with the Select S&P Industrial Portfolio with as little as $250. Call your financial professional for a free prospectus containing more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

Information contained herein is subject to amendment. A registration statement relating to the next Series of the Select S&P Industrial Portfolio has been filed with the Securities and Exchange Commission. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

[Recycling logo] Printed on Recycled Paper                        11578SJ-1/98
[Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.